FIRST  AMENDMENT  TO  THE
     HAYNES  HOLDINGS,  INC.
     EMPLOYEE  STOCK  OPTION  PLAN
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     PRELIMINARY  STATEMENT
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     Haynes Holdings, Inc., a Delaware corporation (the "Company"), previously established the Haynes Holdings, Inc. Employee Stock Option Plan (the "Plan"). The Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Plan as set forth below. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

     AMENDMENTS
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     The  Plan  shall  be  amended  as  set  forth  below:

     1.        The first sentence of Section 2 of the Plan shall be amended in
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its  entirety  to  read  as  follows:

               "The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"). The members of such Committee shall be determined by the Board of Directors of the Company."

     2.     The third sentence of the first paragraph of Section 4 of the Plan
                                                         ---------
shall  be  amended  in  its  entirety  to  read  as  follows:

               "A director of the Company or a Subsidiary who is not also an employee of the Company or any Subsidiary may be eligible to be granted Options under the Plan."

     3.      Section 5(a) of the Plan shall be amended in its entirety to read
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as  follows:

                    "(a)          Number  of Shares.  Subject to adjustment as
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provided in subsection 5(c) hereof, the aggregate number of Common Shares over which Options may be granted to Participants under the Plan shall be 905,880, including Options to purchase 556,004 Common Shares which were granted to certain individuals pursuant to that certain Stock Subscription Agreement by and among the Company, Haynes International, Inc. ("Haynes") and certain investors listed on the signature pages thereof, which agreement has been
terminated.    If any Option terminates without having been exercised in full, whether by expiration, cancellation, surrender or otherwise, the number of Common Shares as to which such Option was not exercised shall be available for future grants of Options. During the period that Options granted hereunder are outstanding, the Company shall reserve and keep available such number of Common Shares as will be sufficient to satisfy all such outstanding Options, to the extent not exercised."

     4.      Section 6(a) of the Plan shall be amended in its entirety to read
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as  follows:

                    "(a)       Exercise Price.  The Committee shall determine,
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in  its  sole  discretion,  the  exercise  price  of  each Option granted to a
Participant (the "Exercise Price"); provided, however, that the Exercise Price per share shall not be less than the par value per share of the Common Shares; provided further, that the Exercise Price per share shall not be less than the lower of the Book Value (as defined below) or fifty percent (50%) of the Fair Market Value (as defined below) per share as of the time such Option is
granted.    For the purposes of this Agreement, all determinations of the Fair
Market Value and Book Value will be made by the Company's independent auditors and the calculations hereunder shall be made in accordance with the accounting practices used by the Company and Haynes and generally accepted accounting principles in effect on August 31, 1989."

     5.      Section 6(b) of the Plan shall be amended in its entirety to read
             ------------
as  follows:

                    "(b)      Duration of Options.  Subject to subsection 6(c)
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and  Sections 8 and 9 hereof, an Option may be exercised during such period or periods as the Committee shall specify. Unless otherwise determined by the Committee and specified in an option agreement relating to an Option, all Options shall cease to be exercisable and shall terminate upon the earlier of:
(1) the date that is three months after the Participant ceases, for any reason other than death, Disability (as defined below) or Retirement (as defined below) to be employed by the Company or any Subsidiary and (2) the date that is ten years and two days after the date upon which such Option is granted."

     6.        Section 6(c)(1) of the Plan shall be amended in its entirety to
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read  as  follows:

               "Except as provided in Sections 8 and 9 hereof, Options shall first become exercisable on the third anniversary of the date such Option is granted; provided, however, that the Committee may at any time accelerate the date on which all or any part of such Option may be exercised."

     7.          The  first  sentence  of Section 6(d) shall be amended in its
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entirety  to  read  as  follows:

               "Except as determined by the Committee and specified in an option agreement relating to an Option, a holder of an Option exercising an Option under the Plan to purchase Common Shares shall pay for such Common Shares in cash or by certified check, bank draft or money order payable to the order of the Company."

     8.        The first sentence of Section 8 of the Plan shall be amended in
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its  entirety  to  read  as  follows:

               "Upon the death, Disability or Retirement of a Participant, each Option then held by such Participant shall become immediately exercisable in full."

     9.      On January 29, 1997, a Change of Control, as defined in Section 9
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of  the  Plan  occurred.   Accordingly, all Options granted prior to such date
which  had  not  otherwise  vested  became  vested.   Because Section 9 has no
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further  effect,  or meaning, it shall be deleted in its entirety and replaced with  the  following  text:

               "Section  9.  [Reserved]."
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     10.       Section 11 of the Plan shall be amended in its entirety to read
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as  follows:

               "Section  11.  Restrictions.    The  Committee  may,  in  its
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discretion,  require,  as a condition to the grant, holding or exercise of any
Option, that the person granted, holding or exercising such Option become a party to the Amended Stockholders Agreement, dated as of January 29, 1997, by and among the Company and the investors listed on the signature pages thereof (as may be amended from time to time, the "Stockholders Agreement") pursuant to Section 6.10 thereof."
     11. As used herein and in the Plan the following terms shall have the following meanings:

                    "Book Value" of a Common Share shall mean as of any date book value of the Company and its Subsidiaries determined in accordance with generally accepted accounting principles, divided by the total number of Fully Diluted Common Shares.

                    "Disability" shall have the meaning of the term "Total and Permanent Disability" as such term is defined and in effect in the Haynes International, Inc. Pension Plan immediately prior to August 31, 1989.

                    "EBITDA" shall mean, for any period, the sum of the consolidated net income (or net loss) of the Company and its Subsidiaries for such period as determined in accordance with generally accepted accounting principles plus (i) all amounts, to the extent included in the determination
            ----
of such consolidated net income (or loss) for such period, treated as (a) expenses for depreciation, (b) expenses for interest, (c) amortization of fees and (d) amortization of intangibles of any kind plus (ii) all taxes accrued
                                                   ----
for such period on or measured by income to the extent included in the determination of such consolidated net income (or loss) less the net income (or loss) of any Person other than the Company and its Subsidiaries that is accounted for by the equity method of accounting except to the extent of the amount of dividends or distributions paid to the Company and its Subsidiaries; provided, however, that consolidated net income (or loss) shall be computed
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for  the  purposes  of  this  definition without giving effect to any items of extraordinary  loss  or  extraordinary  gain  for  such  period.

                    "Fair Market Value" of a Common Share shall mean as of any date (A) 6.3 times EBITDA for the immediately preceding four fiscal quarters less (B) the average Indebtedness of the Company and its Subsidiaries for the immediately preceding four fiscal quarters, all to be determined on a consolidated basis, divided by the total number of Fully Diluted Common Shares.

                    "Fully Diluted" shall mean, with respect to the Common Shares, all outstanding Common Shares and all of the Common Shares then issuable (after giving effect to the contemplated transaction) upon exercise of any then outstanding options, warrants, convertible or exchangeable securities or other similar instruments or rights.

                    "Indebtedness" of the Company and its Subsidiaries shall mean at any date (i) all indebtedness of the Company and its Subsidiaries for borrowed money; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments; and (iii) all obligations under leases which have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases.

                    "Retirement" shall have the meaning of the term "Normal Retirement" as such term is defined and in effect in the Haynes International, Inc. Pension Plan immediately prior to August 31, 1989.